EXHIBIT 10.39
EXECUTION VERSION
THIRD AMENDMENT AND WAIVER TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
(Wachovia/Arbor)
     THIS THIRD AMENDMENT AND WAIVER TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 20, 2010 (this “Amendment No. 3”), is entered into by and among ARBOR REALTY FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Arbor Realty Funding”), as a borrower, ARSR TAHOE, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ARSR Tahoe”), as a borrower, ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and permitted assigns, “Arbor Realty”), as a borrower, ART 450 LLC, a Delaware limited liability company (together with its successors and permitted assigns, “ART 450”), as a borrower, ARBOR REALTY SR, INC., a Maryland corporation (together with its successors and permitted assigns, “ARSR”), as a borrower, ARBOR ESH II LLC (together with its successors and permitted assigns, “Arbor ESH” and, together with Arbor Realty Funding, ARSR Tahoe, Arbor Realty and ARSR, each individually referred to herein as a “Borrower” and collectively referred to herein as the “Borrowers”), as a borrower, ARBOR REALTY TRUST, INC., a Maryland corporation (together with its successors and permitted assigns, “ART”), as a guarantor, Arbor Realty, as a guarantor, ARSR, as a guarantor (ARSR, together with ART and Arbor Realty, the “Guarantors”), the several banks and other financial institutions party to the Credit Agreement (each, together with its successors and assigns, a “Lender” and, collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), and consented to by ARSR, as the pledgor (together with its successors and permitted assigns, the “Pledgor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below and as amended hereby).
R E C I T A L S
     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of July 23, 2009 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to that First Amendment to First Amended and Restated Credit Agreement and Other Credit Documents, dated as of December 16, 2009, that Second Amendment to First Amended and Restated Credit Agreement, dated as of December 24, 2009 and by this Amendment No. 3, the "Credit Agreement”);
     WHEREAS, the Borrowers and the Guarantors desire to make certain modifications to the Credit Agreement;
     WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders waive certain provisions in the Credit Agreement;
Third Amendment and Waiver to Credit Agreement
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     WHEREAS, the Administrative Agent and the Lenders are willing to waive certain provisions of and modify the Credit Agreement as requested by the Borrowers and the Guarantors on the terms and conditions specified herein;
     WHEREAS, each Guarantor desires to evidence its agreement to the amendments and modifications set forth herein and to reaffirm its obligations under the Guaranty; and
     WHEREAS, the Pledgor is a party to other Credit Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 3 and desires to evidence its agreement to the amendments and modifications set forth herein.
     NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     Section 1. Waiver.
     The Borrowers and the Guarantors acknowledge and agree that ART has not complied with the Financial Covenant related to Tangible Net Worth contained in Subsection 5.9(b) of the Credit Agreement for the Test Period ending December 31, 2009 and may not comply with such Financial Covenant in 2010 (the “Acknowledged Non-Compliance”). Notwithstanding such Acknowledged Non-Compliance, the Administrative Agent and the Lenders hereby agree to waive, solely through the Payoff Date, the Acknowledged Non-Compliance. All parties acknowledge and agree that the Administrative Agent’s and the Lenders’ one-time waiver of the Acknowledged Non-Compliance as set forth herein shall not be deemed to be a waiver of any other term, provision, duty, obligation, liability, right, power, remedy or covenant of any party to the Credit Documents or a waiver of any other non-compliance with Subsection 5.9(b) of the Credit Agreement or any other Financial Covenant for any other period of time. The waiver set forth herein shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Administrative Agent or the Lenders have not been informed by the Borrowers, the Guarantors or the Pledgor, (b) affect the right of the Administrative Agent and/or the Lenders to demand compliance by the Borrowers, the Guarantors and the Pledgor with all terms and conditions of the Credit Documents, except as specifically modified or waived by this Amendment No. 3, (c) be deemed a waiver of any transaction or future action on the part of the Borrowers, the Guarantors or the Pledgor requiring the Administrative Agent’s, the Lenders’ or the Required Lenders’ consent or approval under the Credit Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.
     Section 2. Amendments to Credit Agreement.
     (a) The definition of “Excess Principal Amount” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ““Excess Principal Amount” means the excess, if any, of (a) the amount of any repayment or prepayment (in whole or in part) received by the Borrower from or on behalf of the related Obligor in connection with, or purchase price paid by a third party (which may be an Affiliate of the Borrower) for
Third Amendment and Waiver to Credit Agreement
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all or a portion of, a Pledged Mortgage Asset over (b) the amount the Borrowers are required to pay to the Lender in connection with such repayment, prepayment or release in accordance with Section 2.5(b)(vi).”
     (b) Clauses (FOURTH), (FIFTH) and (SIXTH) of Subsection 2.9(a)(ii) of the Credit Agreement are hereby amended and restated in its entirety as:
     “FOURTH, without limiting the Borrowers’ obligations to make mandatory prepayments or other principal payments under Section 2.2(b), Section 2.5(b) or any other provision of the Credit Documents in a timely manner as provided in this Article II, pari passu and pro rata (based on the amounts owed to such Persons under this clause) for the payment of the amounts and Loans provided for in Section 2.2(b), Section 2.5(b) or any other provision of the Credit Documents;
     FIFTH, [reserved];
     “SIXTH, [reserved];”
     Section 3. Credit Documents in Full Force and Effect as Modified.
     Except as specifically modified hereby, the Credit Documents shall remain in full force and effect in accordance with their terms. All references to any Credit Document shall be deemed to mean each Credit Document as modified by this Amendment No. 3. This Amendment No. 3 shall not constitute a novation of the Credit Documents, but shall constitute modifications thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Documents, as modified by this Amendment No. 3, as though such terms and conditions were set forth herein. Each of the Borrowers, the Guarantors and the Pledgor hereby ratifies the Credit Agreement and the other Credit Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. This Amendment No. 3 is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     Section 4. Representations.
     Each of the Borrowers, the Guarantors and the Pledgor represents and warrants, as of the date of this Amendment No. 3, as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;
     (b) the execution, delivery and performance by it of this Amendment No. 3 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Requirements of Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 3;
     (d) this Amendment No. 3 have been duly executed and delivered by it;
Third Amendment and Waiver to Credit Agreement
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     (e) this Amendment No. 3 and each of the Credit Documents as modified thereby constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) the Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens subject to Permitted Liens;
     (g) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 3;
     (h) each of the Credit Documents is in full force and effect and neither the Borrowers, the Guarantors nor the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to the Borrowers, the Guarantors, the Pledgor or any other Person with respect to (i) this Amendment No. 3, the Credit Agreement, the Credit Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, (ii) the obligation of the Borrowers and the Guarantors to repay the Obligations and other amounts due under the Credit Documents or (iii) the Administrative Agent, the Lenders or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Credit Agreement or the Credit Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Credit Agreement or the other Credit Documents on or prior to the date hereof; and
     (i) except as specifically provided in this Amendment No. 3, the Obligations are not reduced or modified by this Amendment No. 3.
     Section 5. Conditions Precedent.
     The effectiveness of this Amendment No. 3 is subject to the following conditions precedent: (i) delivery to the Administrative Agent of this Amendment No. 3 duly executed by each of the parties hereto; (ii) the payment of all legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent, in the amount to be set forth on a separate invoice; and (iii) delivery to the Administrative Agent of such other documents, agreements or certifications as the Administrative Agent may reasonably require.
     Section 6. Miscellaneous.
     (a) This Amendment No. 3 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment No. 3 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
Third Amendment and Waiver to Credit Agreement
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     (c) This Amendment No. 3 may not be amended or otherwise modified, waived or supplemented except as provided in the Credit Agreement.
     (d) The interpretive provisions of Sections 1.2 through 1.8 of the Credit Agreement are incorporated herein mutatis mutandis.
     (e) This Amendment No. 3 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     (f) THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (g) Each provision of this Amendment No. 3 shall be valid, binding and enforceable to the fullest extent permitted by Requirements of Law. In case any provision in or obligation under this Amendment No. 3 shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby.
     (h) In consideration of the Lenders and the Administrative Agent entering into this Amendment No. 3, each of the Borrowers, each of the Guarantors and the Pledgor hereby waives, releases and discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Credit Agreement or the Credit Documents, including but not limited to, any action or failure to act under the Credit Agreement or the other Credit Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damage and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Credit Agreement or the other Credit Documents.
     (i) Each Guarantor (i) agrees to and consents to the terms and provisions of this Amendment No. 3, (ii) acknowledges and confirms that the Guaranty remains in full force and effect notwithstanding this Amendment No. 3, and (iii) reaffirms its obligations under the Guaranty.
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Third Amendment and Waiver to Credit Agreement
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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:	ARBOR REALTY FUNDING, LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARSR TAHOE, LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ART 450 LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR ESH II LLC, a Delaware limited liability company
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
Third Amendment and Waiver to Credit Agreement
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GUARANTORS:	ARBOR REALTY TRUST, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

[Signatures Continued on the Following Page]
Third Amendment and Waiver to Credit Agreement
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ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Lenders
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
	By:	/s/ John Nelson
		Name:	John Nelson
		Title:	Managing Director

[Signatures Continued on the Following Page]
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CONSENTED TO BY:

PLEDGOR:	ARBOR REALTY SR, INC., a Maryland corporation
	By:	/s/ John Natalone
		Name:	John Natalone
		Title:	Executive Vice President

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